Exhibtit 10.8

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT, dated as of March 1, 2012, by and among RMB Australia Holdings, Ltd., a banking corporation organized under the laws of Australia (“RMBAH” or “First Lien Creditor”), Uranium Resources, Inc., a Delaware corporation (“URI” or “Second Lien Creditor”), Neutron Energy, Inc., a Nevada corporation (“Neutron” or the “Borrower”), Cibola Resources, LLC, a Delaware limited liability corporation, (“CRL” or the “Subsidiary Guarantor,” and together with the Borrower, the “Grantors”), and RMB Resources, Inc. a Delaware corporation (“RMB”) in its capacity as administrative agent for the First Lien Obligations (defined below) (in such capacity, together with its successors in such capacity, the “First Lien Collateral Agent”).

RECITALS

A.           The Borrower, the Subsidiary Guarantor, RMBAH and the First Lien Collateral Agent are party to a certain Facility Agreement dated April 5, 2010 (as so amended and as further amended, restated, supplemented, modified, replaced or refinanced from time to time, the “First Lien Facility Agreement”);

B.           The obligations of the Borrower under the First Lien Facility Agreement and the obligations of the Subsidiary Guarantor are secured on a first priority basis by Liens (defined below) on substantially all the assets of the Borrower and the Subsidiary Guarantor, respectively, pursuant to the terms of a Guarantee, a Pledge Agreement, a Personal Property Security Agreement, and certain Mortgages (together with any Security as defined in the First Lien Facility Agreement, the “First Lien Security Documents”);

C.           The Borrower and URI, and the Subsidiary Guarantor are entering into a Credit and Funding Agreement (the “Second Lien Term Loan Agreement”), and Borrower is giving a Note for the benefit of URI, all of even date herewith providing for certain loans and credit (together with the Second Lien Term Loan Agreement, the “Second Lien Term Loan”) to be extended from URI to the Borrower (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Second Lien Loan Documents”);

D.           To secure the obligations created by the Second Lien Loan Documents, the Borrower has agreed to grant Liens on a second priority basis in substantially all the assets of the Borrower to the Second Lien Creditor, by means of certain documents of even date herewith as are defined in the Second Lien Loan Documents, including a Security Agreement and Mortgages (together with any Security Document as defined in the Second Lien Term Loan Agreement, the “Second Lien Security Documents”);

E.           Pursuant to the First Lien Facility Agreement, the Grantors must not create or allow to exist or agree to any interest or Encumbrance (as defined in the First Lien Facility Agreement) that is not a Permitted Encumbrance (as so defined) (referred to herein as a “Non-Permitted Lien”) upon any of its assets;

F.           Pursuant to the First Lien Facility Agreement, the Grantors also must not incur any Financial Indebtedness (as defined in the First Lien Facility Agreement) other than Permitted Financial Indebtedness (as so defined).

G.           The Second Lien Obligations would, but for this Agreement, constitute Financial Indebtedness that is not Permitted Financial Indebtedness under the First Lien Facility Agreement, and the Liens securing the Second Lien Obligations pursuant to the Second Lien Security Documents (defined below) would not constitute Permitted Encumbrance on the date hereof;

H.           The First Lien Loan Documents (defined below) and the Second Lien Loan Documents (defined below) provide, among other things, that the parties thereto shall set forth in this Agreement the respective rights and remedies of the First Lien Secured Parties (defined below) and the Second Lien Secured Parties (defined below) with respect to the Collateral; and

I.           In order to induce the Second Lien Creditor to extend loans and credit to the Borrower, and to induce the First Lien Collateral Agent and the First Lien Creditor to consent to the Grantors incurring the Second Lien Obligations and to induce the First Lien Secured Parties to forbear from exercising any creditors remedies otherwise available to them, the parties have agreed to the intercreditor and other provisions set forth in this Agreement.

AGREEMENT

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.             Definitions. As used in this Agreement, the following terms have the meanings specified below:

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, a Person shall be deemed to “control” or be “controlled by” a Person if such Person possesses, directly or indirectly, power to direct or cause the direction of the management or policies of such Person whether through ownership of equity interests, by contract or otherwise.

“Agreement” means this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrower” has the meaning assigned to that term in the Preamble to this Agreement.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Cash Collateral” has the meaning assigned to that term in Section 363(a) of the Bankruptcy Code.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting both First Lien Collateral and Second Lien Collateral.

“Comparable Second Lien Collateral Document” means, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document, the Second Lien Collateral Document which creates a Lien on the same Collateral, granted by the same Grantor.

“DIP Financing” has the meaning assigned to that term in Section 6.1.

“Discharge of First Lien Obligations” means, except to the extent otherwise expressly provided in Section 5.5, the later of:

(a)           the date that the “Secured Moneys” owing under the First Lien Facility Agreement (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) are paid in full, and

(b)           the date the First Lien Collateral Documents are discharged in accordance with their terms.

“Disposition” has the meaning assigned to that term in Section 5.1(b).

“First Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any First Lien Obligations.

“First Lien Collateral Agent” has the meaning assigned to that term in the Preamble to this Agreement.

“First Lien Collateral Documents” means the Security Documents (as defined in the First Lien Facility Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations or under which rights or remedies with respect to such Liens are governed.

“First Lien Commitments” means the “Commitments” as in effect from time to time, as such term is defined in the First Lien Facility Agreement as in effect on the date hereof.

“First Lien Facility Agreement” has the meaning assigned to that term in the Recitals to this Agreement.

“First Lien Guarantee” has the meaning assigned to that term in the Recitals to this Agreement.

“First Lien Lenders” means, at any relevant time, collectively, any “Financier” under and as defined in the First Lien Loan Documents.

“First Lien Loan Documents” means the First Lien Facility Agreement and the other Transaction Documents (as defined in the First Lien Facility Agreement), including the First Lien Collateral Documents, and each of the other agreements, documents and instruments providing for or evidencing any other First Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any First Lien Obligations, to the extent such is effective at the relevant time, in each case as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

“First Lien Obligations” means all Obligations outstanding under the First Lien Facility Agreement and the other First Lien Loan Documents. “First Lien Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant First Lien Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“First Lien Secured Parties” means, at any relevant time, collectively, the First Lien Lenders, the First Lien Collateral Agent and the holders from time to time of any other First Lien Obligations.

“Grantors” has the meaning assigned to such term in the Preamble to this Agreement.

“Indebtedness” means and includes all Obligations that constitute “Financial Indebtedness” within the meaning of the First Lien Facility Agreement or the Second Lien Loan Documents, as applicable.

“Insolvency or Liquidation Proceeding” means:

(a)           any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;

(b)           any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of its respective assets;

(c)           any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d)           any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust, Uniform Commercial Code financing statement or other preferential arrangement having the practical effect of any of the foregoing, including the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

 “Obligations” means all obligations of every nature of each Grantor from time to time owed to any agent or trustee, the First Lien Secured Parties, the Second Lien Secured Parties or any of them or their respective Affiliates under the First Lien Loan Documents or the Second Lien Loan Documents, whether for principal, interest, payments in respect of Hedging Agreements (as defined in the First Lien Facility Agreement), fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

“Pledged Collateral” has the meaning assigned to that term in Section 5.4(a).

“Recovery” has the meaning assigned to that term in Section 6.5.

“Second Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Second Lien Obligations.

“Second Lien Collateral Documents” has the meaning assigned to that term in the Recitals to this Agreement.

“Second Lien Lenders” means, at any relevant time, collectively, URI and the “Lenders” under and as defined in the Second Lien Term Loan Agreement.

“Second Lien Loan Documents” means the Second Lien Term Loan Agreement and the other Loan Documents (as defined in the Second Lien Term Loan Agreement), including the Second Lien Security Documents, and each of the other agreements, documents and instruments providing for or evidencing any other Second Lien Term Loan Obligation, and any other document or instrument executed or delivered at any time in connection with any Second Lien Obligations, including any intercreditor or joinder agreement among holders of Second Lien Obligations to the extent such is effective at the relevant time, in each case as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

“Second Lien Obligations” means all Obligations outstanding under the Second Lien Term Loan Agreement and the other Second Lien Loan Documents.  “Second Lien Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second Lien Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“Second Lien Secured Parties” means, at any relevant time, collectively, the Second Lien Lenders and the holders from time to time of any other Second Lien Obligations.

“Second Lien Security Documents” means the Security Documents (as defined in the Second Lien Term Loan Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Obligations or under which rights or remedies with respect to such Liens are governed.

“Second Lien Term Loan Agreement” has the meaning assigned to that term in the Recitals to this Agreement.

“Standstill Period” has the meaning assigned to that term in Section 3.1(a)(1).

“Subsidiary” means, with respect to any Person, another Person of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of such other Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

“Subsidiary Guarantor” means the Subsidiary Guarantor described in the Preamble to this Agreement and any Subsidiary of the Borrower that becomes an Additional Subsidiary Guarantor under section 8.19 of this Agreement.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

1.2           Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(a)           any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed, replaced or extended;

(b)           any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;

(c)           the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d)           all references herein to Sections shall be construed to refer to Sections of this Agreement;

(e)           the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”; and

(f)           the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2.             Lien Priorities.

2.1           Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Collateral or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the Uniform Commercial Code, or any other applicable law or the First Lien Loan Documents or the Second Lien Loan Documents or any defect or deficiencies in, or failure to perfect, the Liens securing the First Lien Obligations or Second Lien Obligations or any other circumstance whatsoever, the parties hereby agree that all Liens in any Collateral granted to any party by Grantors shall be equal in priority between the beneficiaries of the First Lien Collateral Documents and the beneficiaries of the Second Lien Collateral Documents, and beneficiaries thereof shall participate in the Collateral ratably and pari passu as further described in Section 4.1 below, in all proceeds of any foreclosure sale or other action upon exercise of remedies by First Lien Collateral Agent to enforce the liens.  Rights to exercise remedies, to initiate foreclosure or insolvency proceedings, or take other action to enforce any liens or foreclose on any collateral shall be subject to Section 3.1 below.  The foregoing is agreed with respect to:

(a)           any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Collateral Agent or any First Lien Secured Party or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise; and

(b)           any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of the Second Lien Creditor, any Second Lien Secured Parties or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise.

2.2           Prohibition on Contesting Liens. Each of the Second Lien Creditor parties, for itself and on behalf of each Second Lien Secured Party, and the First Lien Collateral Agent, for itself and on behalf of each First Lien Secured Party, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in the First Lien Collateral or by or on behalf of any of the Second Lien Secured Parties in the Second Lien Collateral, as the case may be, or the provisions of this Agreement; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Agent or any First Lien Secured Party to enforce this Agreement, including as provided in Section 3.1.

2.3           No New Liens. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, the parties hereto agree that the Borrower shall not, and shall not permit any other Grantor to:

(a)           grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the First Lien Obligations; or

(b)           grant or permit any additional Liens on any asset or property to secure any First Lien Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the Second Lien Obligations.

To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Collateral Agent or the First Lien Secured Parties, the Second Lien Creditor, on behalf of the Second Lien Secured Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

2.4           Similar Liens and Agreements. The parties hereto agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical.  In furtherance of the foregoing and of Section 8.10, the parties hereto agree, subject to the other provisions of this Agreement:

(a)           upon request by the First Lien Collateral Agent or the Second Lien Creditor, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Loan Documents and the Second Lien Loan Documents; and

(b)           that the First Lien Collateral Documents and the Second Lien Collateral Documents, subject to Section 5.3(b), shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the Obligations thereunder.

Section 3.             Enforcement.

3.1           Exercise of Remedies.

(a)           Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, the Second Lien Creditor and the Second Lien Secured Parties:

(1)           will not exercise or seek to exercise any rights or remedies with respect to any Collateral (including the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Second Lien Creditor or any Second Lien Secured Party is a party) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Second Lien Creditor may exercise any or all such rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (i) the date on which the Second Lien Creditor declared the existence of any Event of Default under the applicable Second Lien Loan Document and demanded the repayment of all the principal amount of any Second Lien Obligations with respect to such Second Lien Loan Document; and (ii) the date on which the First Lien Collateral Agent received notice from the Second Lien Creditor of such declaration of an Event of Default (the “Standstill Period”); provided, further, however, that, notwithstanding anything herein to the contrary, in no event shall the Second Lien Creditor or any Second Lien Secured Party exercise any rights or remedies with respect to any Collateral if, notwithstanding the expiration of the Standstill Period, the First Lien Collateral Agent or First Lien Secured Parties shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Second Lien Creditor); provided, however, that, if at any time after the expiration of the Standstill Period, neither the First Lien Collateral Agent nor any First Lien Secured Party shall have commenced and be diligently pursuing any action or proceeding with respect to the exercise of its rights and remedies to enforce the Lien granted under the First Lien Collateral Documents on any material portion of the Collateral, the Second Lien Creditor may commence any action or proceeding with respect to the exercise of rights and remedies to enforce the Lien granted under the Second Lien Collateral Documents with respect to all or any material portion of the Collateral to the extent otherwise permitted hereunder and, for so long as the Second Lien Creditor is diligently pursuing such rights or remedies, neither any First Lien Secured Party nor the First Lien Collateral Agent shall exercise any rights or remedies with respect to the Liens granted under the First Lien Collateral Documents with respect to such Collateral; provided, however, that the Second Lien Creditor complies with all other provisions of this Agreement (including Section 4.2);

(2)           will not contest, protest or object to any foreclosure proceeding or action brought by the First Lien Collateral Agent or any First Lien Secured Parties or any other exercise by the First Lien Collateral Agent or any First Lien Secured Parties of any rights and remedies relating to the Collateral under the First Lien Loan Documents or otherwise; and

(3)           subject to their rights under clause (a)(1) above, will not object to the forbearance by the First Lien Collateral Agent or the First Lien Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, in each case so long as the Liens granted to secure the Second Lien Obligations of the Second Lien Secured Parties attach to the proceeds thereof subject to the relative priorities described in Section 2.

(b)           Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, subject to Section 3.1(a)(1), the First Lien Collateral Agent and the First Lien Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral  without any consultation with or the consent of the Second Lien Creditor or any Second Lien Secured Party.  The First Lien Collateral Agent shall provide at least five (5) days notice to the Second Lien Creditor of its intent to exercise and enforce its rights or remedies with respect to the Collateral. In exercising rights and remedies with respect to the Collateral, the First Lien Collateral Agent and the First Lien Secured Parties may enforce the provisions of the First Lien Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c)           Notwithstanding the foregoing, the Second Lien Creditor and any Second Lien Secured Party may:

(1)           file a claim or statement of interest with respect to the applicable Second Lien Obligations; provided, however, that an Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor;

(2)           take any action (not adverse to the priority status of the Liens on the Collateral securing the First Lien Obligations, or the rights of any First Lien Collateral Agent or the First Lien Secured Parties to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;

(3)           file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the applicable Second Lien Secured Parties, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

(4)           file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under any Bankruptcy Law or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement;

(5)           vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral; and

(6)           exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by Section 3.1(a)(1).

The Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any Collateral in its capacity as a creditor, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Section 3.1(a)(1).  Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Sections 3.1(a), 3.1(b) and this Section 3.1(c), the sole right of the Second Lien Creditor and the Second Lien Secured Parties with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.

(d)           Subject to Sections 3.1(a) and (c) and Section 6.3(b):

(1)           the Second Lien Creditor, for itself and on behalf of the Second Lien Secured Parties, agrees that the Second Lien Creditor and the Second Lien Secured Parties will not take any action that would hinder any exercise of remedies under the First Lien Loan Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise;

(2)           the Second Lien Creditor, for itself and on behalf of the Second Lien Secured Parties, hereby waives any and all rights it or the Second Lien Secured Parties may have as a junior lien creditor or otherwise to object to the manner in which the First Lien Collateral Agent or the First Lien Secured Parties seek to enforce or collect the First Lien Obligations or the Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or First Lien Secured Parties is adverse to the interest of the Second Lien Secured Parties; and

(3)           the Second Lien Creditor hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Collateral Documents or any other Second Lien Debt Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or the First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the First Lien Credit Documents.

(e)           Except as specifically set forth in Sections 3.1(a) and (d), nothing in this Agreement shall prohibit the receipt by the Second Lien Creditor or any Second Lien Secured Parties of the required payments of interest, principal and other amounts owed in respect of the applicable Second Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Creditor or any Second Lien Secured Party of rights or remedies as a secured creditor (including set-off) as to any Collateral or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Collateral Agent or the First Lien Secured Parties may have with respect to the First Lien Collateral.

Section 4.             Payments.

4.1           Application of Proceeds. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by the First Lien Collateral Agent or First Lien Secured Parties, shall be applied by the First Lien Collateral Agent to the First Lien Obligations and Second Lien Obligations in proportion to the amount of principal and interest then outstanding under the First Lien Obligations and Second Lien Obligations, respectively.

4.2           Payments Over. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by the Second Lien Creditor or any Second Lien Secured Party in connection with the exercise of any right or remedy (including set-off) relating to the Collateral shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties and Second Lien Secured Parties for distribution in accordance with this Agreement in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Creditor or any Second Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

Section 5.             Other Agreements.

5.1           Releases.

(a)           If in connection with the exercise of the First Lien Collateral Agent’s rights and remedies in respect of the Collateral provided for in Section 3.1, the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Secured Parties, releases any of its Liens on any part of the Collateral, then the Liens, if any, of the Second Lien Creditor, for itself or for the benefit of the Second Lien Secured Parties, on such Collateral shall be automatically, unconditionally and simultaneously released. The Second Lien Creditor, for itself or on behalf of any Second Lien Secured Parties, promptly shall execute and deliver to the First Lien Collateral Agent, the Borrower or affected Subsidiary Guarantor such termination statements, releases and other documents as the First Lien Collateral Agent, the Borrower or affected Subsidiary Guarantor may request to effectively confirm such release.

(b)           If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a “Disposition”) permitted under the terms of both the First Lien Loan Documents and the Second Lien Loan Documents (other than in connection with the exercise of the First Lien Collateral Agent’s rights and remedies in respect of the Collateral provided for in Section 3.1), the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Secured Parties, releases any of its Liens on any part of the Collateral, in each case other than in connection with the Discharge of First Lien Obligations, then the Liens, if any, of the Second Lien Creditor, for itself or for the benefit of the Second Lien Secured Parties, on such Collateral shall be (i) if no Event of Default under any Second Lien Loan Document has occurred and is continuing, automatically, unconditionally and simultaneously released and (ii) if an Event of Default under any Second Lien Loan Document has occurred and is continuing, released as and to the extent provided for in Section 5.1(a). The Second Lien Creditor, for itself or on behalf of any Second Lien Secured Parties, promptly shall execute and deliver to the First Lien Collateral Agent, the Borrower or affected Subsidiary Guarantor such termination statements, releases and other documents as the First Lien Collateral Agent, the Borrower or affected Subsidiary Guarantor may request to effectively confirm such release.

(c)           Until the Discharge of First Lien Obligations occurs, the Second Lien Creditor, for itself and on behalf of the Second Lien Secured Parties, hereby irrevocably constitutes and appoints the First Lien Collateral Agent and any officer or agent of the First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Lien Creditor or such holder or in the First Lien Collateral Agent’s own name, from time to time in the First Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.

(d)           Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Collateral Agent or the First Lien Secured Parties (i) have released any Lien on Collateral and such Liens are later reinstated or (ii) obtain any new Liens from any Grantor, then the Second Lien Creditor, for itself and for the Second Lien Secured Parties, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement.

5.2           Insurance. Unless and until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent and the First Lien Secured Parties shall have the sole and exclusive right, to the extent of the rights of the First Lien Secured Parties under the First Lien Loan Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of First Lien Obligations has occurred, and to the extent of the rights of the First Lien Secured Parties under the First Lien Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral shall be paid in accordance with Section 4.1 herein, and then, to the extent no First Lien Obligations or Second Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations has occurred, if the Second Lien Creditor or any Second Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall pay such proceeds over to the First Lien Collateral Agent in accordance with the terms of Section 4.2.

5.3           Amendments to First Lien Loan Documents and Second Lien Loan Documents.

(a)           The First Lien Loan Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms and the First Lien Facility Agreement may be refinanced, in each case, without notice to, or the consent of the Second Lien Creditor or the Second Lien Secured Parties, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that, without the consent of the Second Lien Creditor, no such amendment, restatement, supplement, modification or Refinancing shall contravene any provision of this Agreement.

(b)           Without the prior written consent of the First Lien Collateral Agent, no Second Lien Loan Document may be amended, restated, supplemented or otherwise modified or entered into to the extent such amendment, restatement, supplement or modification, or the terms of any new Second Lien Loan Document, would contravene any provision of this Agreement; (ii) increase the Funding Commitment (as defined in the Second Lien Term Loan Agreement as in effect on the date hereof); (iii) change to earlier dates any scheduled dates for payment of principal or interest in respect of Indebtedness outstanding under the Second Lien Term Loan Agreement; (iv) amend, supplement or otherwise modify the term “default” or “event of default” (or words of similar import) contained in any Second Lien Loan Document in a manner adverse to any First Lien Secured Party; (v) change the redemption, prepayment or defeasance provisions set forth in the Second Lien Loan Documents in a manner adverse to the First Lien Secured Parties; (vi) except as otherwise provided for in this Agreement, add any Liens securing the Collateral granted under the Second Lien Collateral Documents; or (vii) otherwise materially increase the obligations of the obligors under the Second Lien Loan Documents or confer any additional rights on the Second Lien Creditor or the Second Lien Secured Parties in a manner adverse to the First Lien Secured Parties. Subject to the provisions of this subsection (b), the Second Lien Term Loan Agreement may be refinanced to the extent the terms and conditions of such Refinancing debt are no less favorable in the aggregate to the Grantors and to the First Lien Lenders or the other First Lien Obligations than the terms and conditions of the Second Lien Loan Documents, and the holders of such Refinancing debt bind themselves in a writing addressed to the First Lien Collateral Agent and the First Lien Secured Parties to the terms of this Agreement. No such amendment, restatement, supplement, modification or Refinancing shall affect the lien subordination or other provisions of this Agreement.

(c)           The Borrower agrees that each Second Lien Collateral Document shall include the following language (or language to similar effect approved by the First Lien Collateral Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Creditor pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Creditor hereunder are subject to the provisions of the Intercreditor Agreement, dated as of March 1, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among RMB Australia Holdings, Ltd., RMB Resources, Inc., as First Lien Collateral Agent, and Uranium Resources, Inc., as Second Lien Creditor, and certain other persons party or that may become party thereto from time to time.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

In addition, the Borrower agrees that each Second Lien Mortgage covering any Collateral shall contain such other language as the First Lien Collateral Agent may reasonably request to reflect the subordination of such Second Lien Mortgage to the corresponding First Lien Collateral Document covering such Collateral.

(d)           In the event any First Lien Collateral Agent or the First Lien Secured Parties and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Collateral Document or changing in any manner the rights of the First Lien Collateral Agent, such First Lien Secured Parties, the Borrower or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Collateral Document without the consent of the Second Lien Creditor or the Second Lien Secured Parties and without any action by the Second Lien Creditor, the Borrower or any other Grantor, provided, however, that:

(1)           no such amendment, waiver or consent shall have the effect of:

(A)           removing or releasing assets subject to the Lien of the Second Lien Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 and provided that there is a corresponding release of the Liens securing the applicable First Lien Obligations;

(B)           imposing duties on the Second Lien Creditor without its consent;

(C)           permitting other Liens on the Collateral not permitted under the terms of the Second Lien Loan Documents and this Agreement; or

(D)           being prejudicial to the interests of the Second Lien Secured Parties to a greater extent than the First Lien Secured Parties; and

(2)           notice of such amendment, waiver or consent shall have been given to the Second Lien Creditor within ten (10) Business Days after the effective date of such amendment, waiver or consent.

5.4           Bailee for Perfection.

(a)           The First Lien Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the Uniform Commercial Code (such Collateral being the “Pledged Collateral”) as collateral agent for the First Lien Secured Parties and as agent and bailee for the Second Lien Creditor (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code) and any assignee solely for the purpose of perfecting the security interest granted under the First Lien Loan Documents and the Second Lien Loan Documents, respectively, subject to the terms and conditions of this Section 5.4.

(b)           Subject to the terms of this Agreement, until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the First Lien Loan Documents as if the Liens of the Second Lien Creditor under the Second Lien Loan Documents did not exist. The rights of the Second Lien Creditor shall at all times be subject to the terms of this Agreement.

(c)           The First Lien Collateral Agent shall have no obligation whatsoever to the First Lien Secured Parties, the Second Lien Creditor or any Second Lien Secured Parties to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the First Lien Collateral Agent under this Section 5.4 shall be limited solely to holding the Pledged Collateral as bailee in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of First Lien Obligations as provided in paragraph (e) below.

(d)           The First Lien Collateral Agent acting pursuant to this Section 5.4 or otherwise shall not have by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of the First Lien Secured Parties, the Second Lien Creditor or any Second Lien Secured Party.

(e)           Upon the Discharge of First Lien Obligations under the First Lien Loan Documents to which the First Lien Collateral Agent is a party, the First Lien Collateral Agent shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements, first, to the Second Lien Creditor to the extent Second Lien Obligations remain outstanding, and second, to the Borrower to the extent no First Lien Obligations or Second Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The First Lien Collateral Agent further agrees to take all other action reasonably requested by the Second Lien Creditor in connection with the Second Lien Creditor obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.

5.5           Purchase Right. Without prejudice to the enforcement of the First Lien Secured Parties’ remedies, the First Lien Secured Parties agree at any time following an acceleration of the First Lien Obligations in accordance with the terms of the First Lien Facility Agreement, the First Lien Secured Parties will offer the Second Lien Secured Parties the option to purchase the entire aggregate amount of outstanding First Lien Obligations (including unfunded commitments under the First Lien Facility Agreement) at par (without regard to any prepayment penalty or premium), without warranty or representation or recourse, on a pro rata basis across First Lien Secured Parties. The Second Lien Secured Parties shall irrevocably accept or reject such offer within ten (10) Business Days of the receipt thereof and the parties shall endeavor to close promptly thereafter. If the Second Lien Secured Parties accept such offer, it shall be exercised pursuant to documentation mutually acceptable to each of the First Lien Collateral Agent and the Second Lien Creditor. If the Second Lien Secured Parties reject such offer (or do not so irrevocably accept such offer within the required timeframe), the First Lien Secured Parties shall have no further obligations pursuant to this Section 5.5 and may take any further actions in their sole discretion in accordance with the First Lien Loan Documents and this Agreement.

5.6           Consent. First Lien Collateral Agent, for itself and on behalf of the First Lien Lenders and the First Lien Secured Parties, hereby consents to the execution and delivery of the Second Lien Loan Documents by the parties thereto and to the performance of the transactions contemplated therein or thereby, including the Second Lien Obligations, and to the extent such actions conflict with or create a default under the First Lien Loan Documents, hereby waives, subject to the terms of the Intercreditor Agreement, any such conflict or default.

Section 6.             Insolvency or Liquidation Proceedings.

6.1           Finance and Sale Issues. Until the Discharge of First Lien Obligations has occurred, if the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent shall desire to permit the use of Cash Collateral, on which the First Lien Collateral Agent or any other creditor has a Lien or to permit the Borrower or any other Grantor to obtain financing, whether from the First Lien Secured Parties or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”), then the Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, agrees that it will raise no objection to such Cash Collateral use or DIP Financing, in each case meeting the requirements of this Section 6.1, and to the extent the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, the Second Lien Creditor will subordinate its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the First Lien Collateral Agent or to the extent permitted by Section 6.3); provided, however, that, (i) the use of Cash Collateral and the DIP Financing do not modify the terms of this Agreement, (ii) such Cash Collateral use or DIP Financing is on commercially reasonable terms, (iii) the maximum aggregate principal amount outstanding in respect of the DIP Financing does not exceed the sum of (x) to the extent refinanced in connection with, and included as part of, such DIP Financing, the aggregate principal amount of the pre-petition First Lien Obligations, (y) the pre-petition unused portion of the First Lien Commitments and (y) an amount equal to _____% of the sum of clauses (x) and (y), (iv) the DIP Financing does not compel the Borrower to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document, (v) the DIP Financing documentation or Cash Collateral order does not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or Cash Collateral order and (vi) the foregoing shall not prevent the Second Lien Secured Parties from (x) objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization or (y) proposing any other DIP Financing to the Borrower in any Insolvency or Liquidation Proceeding; provided, further, however, that the Second Lien Creditor and the Second Lien Secured Parties retain the right to object to any ancillary agreements or arrangements regarding Cash Collateral use or the DIP Financing that are materially prejudicial to their interests. The Second Lien Creditor, on behalf of the Second Lien Secured Parties, agrees that it will raise no objection or oppose a motion to sell or otherwise dispose of any Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the requisite First Lien Secured Parties have consented to such sale or disposition of such assets, and such motion does not impair the rights of the Second Lien Secured Parties under Section 363(k) of the Bankruptcy Code.

6.2           Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, the Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Collateral Agent, unless a motion for adequate protection permitted under Section 6.3 has been denied by the Bankruptcy Court.

6.3           Adequate Protection.

(a)           The Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, agrees that none of them shall contest (or support any other Person contesting):

(1)           any request by the First Lien Collateral Agent or the First Lien Secured Parties for adequate protection; or

(2)           any objection by the First Lien Collateral Agent or the First Lien Secured Parties to any motion, relief, action or proceeding based on the First Lien Collateral Agent or the First Lien Secured Parties claiming a lack of adequate protection.

(b)           Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:

(1)           if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then the Second Lien Creditor, on behalf of itself or any of the Second Lien Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement; and

(2)           in the event the Second Lien Creditor, on behalf of itself or any of the Second Lien Secured Parties, seeks or requests adequate protection in respect of Second Lien Obligations and such adequate protection is granted in the form of additional collateral, then the Second Lien Creditor, on behalf of itself or any of the Second Lien Secured Parties, agrees that the First Lien Collateral Agent shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and for any Cash Collateral use or DIP Financing provided by the First Lien Secured Parties and that any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Lien on such collateral securing the First Lien Obligations and any such DIP Financing provided by the First Lien Secured Parties (and all Obligations relating thereto) and to any other Liens granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to such First Lien Obligations under this Agreement. Except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to the Collateral, nothing herein shall limit the rights of the Second Lien Creditor or the Second Lien Secured Parties from seeking adequate protection with respect to their interests in the Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments, cash payments of interest or otherwise).

6.4           No Waiver. Subject to Sections 3.1(a) and (d), nothing contained herein shall prohibit or in any way limit the First Lien Collateral Agent or any First Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Creditor or any of the Second Lien Secured Parties, including the seeking by the Second Lien Creditor or any of the Second Lien Secured Parties of adequate protection or the asserting by the Second Lien Creditor or any of the Second Lien Secured Parties of any of its rights and remedies under the applicable Second Lien Loan Documents or otherwise.

6.5           Avoidance Issues. If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor any amount paid in respect of First Lien Obligations (a “Recovery”), then such First Lien Secured Parties shall be entitled to a reinstatement of First Lien Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

6.6           Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.7           Post-Petition Interest.

(a)           Neither the Second Lien Creditor nor any Second Lien Secured Party shall oppose or seek to challenge any claim by the First Lien Collateral Agent or any First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of any First Lien Secured Party’s Lien, without regard to the existence of the Lien on the Collateral of the Second Lien Creditor on behalf of the Second Lien Secured Parties.

(b)           Neither the First Lien Collateral Agent nor any other First Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Creditor or any Second Lien Secured Parties for allowance in any Insolvency or Liquidation Proceeding of the applicable Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien on the Collateral of the Second Lien Creditor on behalf of the Second Lien Secured Parties (after taking into account the Lien on the Collateral of the First Lien Collateral Agent on behalf of the First Lien Secured Parties).

6.8           Waiver. The Second Lien Creditor, for itself and on behalf of the Second Lien Secured Parties, waives any claim it may hereafter have against any First Lien Secured Party arising out of the election of any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding.

6.9           Separate Grants of Security and Separate Classification. The Second Lien Creditor, for itself and on behalf of the Second Lien Secured Parties, and the First Lien Collateral Agent for itself and on behalf of the First Lien Secured Parties, acknowledges and agrees that:

(a)           the grants of Liens pursuant to the First Lien Collateral Documents and the Second Lien Collateral Documents constitute two separate and distinct grants of Liens; and

(b)           because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Secured Parties and the Second Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions of Collateral or proceeds of Collateral shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the First Lien Facility Agreement, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution of Collateral or proceeds of Collateral is made in respect of the claims held by the Second Lien Secured Parties, with the Second Lien Creditor, for itself and on behalf of the Second Lien Secured Parties, hereby acknowledging and agreeing to turn over to the First Lien Collateral Agent, for itself and on behalf of the First Lien Secured Parties, Collateral and proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties.

Section 7.             Reliance; Waivers; Etc.

7.1           Reliance. Other than any reliance on the terms of this Agreement, the First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties under the First Lien Loan Documents, acknowledges that it and such First Lien Secured Parties have not relied on the Second Lien Creditor or any of the Second Lien Secured Parties in making any credit analysis and decision to enter into such First Lien Loan Documents or to be bound by the terms of this Agreement or in making their own credit decision in taking or not taking any action under the First Lien Facility Agreement or this Agreement. The Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, acknowledges that it and the Second Lien Secured Parties have not relied on the First Lien Collateral Agent or any First Lien Secured Party in making any credit analysis and decision to enter into any of the applicable Second Lien Loan Documents or to be bound by the terms of this Agreement or in making their own credit decision in taking or not taking any action under the applicable Second Lien Loan Documents or this Agreement.

7.2           No Warranties or Liability. The First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties under the First Lien Loan Documents, acknowledges and agrees that the Second Lien Creditor and the Second Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Second Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit (as applicable) under the applicable Second Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Except as otherwise provided herein, the Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, acknowledges and agrees that the First Lien Collateral Agent and the First Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the First Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Creditor and the Second Lien Secured Parties shall have no duty to the First Lien Collateral Agent or any of the First Lien Secured Parties, and the First Lien Collateral Agent and the First Lien Secured Parties shall have no duty to the Second Lien Creditor or any of the Second Lien Secured Parties, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower or any other Grantor (including the First Lien Loan Documents and the Second Lien Loan Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3           No Waiver of Lien Priorities.

(a)           No right of the First Lien Secured Parties, the First Lien Collateral Agent or any of them to enforce any provision of this Agreement or any First Lien Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any other Grantor or by any act or failure to act by any First Lien Secured Party or the First Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Loan Documents or any of the Second Lien Loan Documents, regardless of any knowledge thereof which the First Lien Collateral Agent or the First Lien Secured Parties, or any of them, may have or be otherwise charged with.

(b)           Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Borrower and the other Grantors under the First Lien Loan Documents and subject to the provisions of Section 5.3(a)), the First Lien Secured Parties, the First Lien Collateral Agent and any of them may, at any time and from time to time in accordance with the First Lien Loan Documents or applicable law, without the consent of, or notice to, the Second Lien Creditor or any of the Second Lien Secured Parties, without incurring any liabilities to the Second Lien Creditor or any of the Second Lien Secured Parties and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Lien Creditor or any of the Second Lien Secured Parties is affected, impaired or extinguished thereby) do any one or more of the following:

(1)           change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guarantee thereof or any liability of the Borrower or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Collateral Agent or any of the First Lien Secured Parties, the First Lien Obligations or any of the First Lien Loan Documents;

(2)           sell, exchange, release (subject to Section 5.1(e)), surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of the Borrower or any other Grantor to the First Lien Secured Parties or the First Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(3)           settle or compromise any First Lien Obligation or any other liability of the Borrower or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and

(4)           subject to Section 3(a)(1), exercise or delay in or refrain from exercising any right or remedy against the Borrower or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Borrower, any other Grantor or any First Lien Collateral and any security and any guarantor or any liability of the Borrower or any other Grantor to the First Lien Secured Parties or any liability incurred directly or indirectly in respect thereof.

(c)           Except as otherwise provided herein, the Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, also agrees that the First Lien Secured Parties and the First Lien Collateral Agent shall have no liability to the Second Lien Creditor or any of the Second Lien Secured Parties, and the Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, hereby waives any claim against any First Lien Secured Party or the First Lien Collateral Agent, arising out of any and all actions which the First Lien Secured Parties or the First Lien Collateral Agent may take or permit or omit to take with respect to:

(1)           the First Lien Loan Documents;

(2)           the collection of the First Lien Obligations; or

(3)           the foreclosure upon, or sale, liquidation or other disposition of, any First Lien Collateral.

The Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, agrees that the First Lien Secured Parties and the First Lien Collateral Agent have no duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise.

(d)           Until the Discharge of First Lien Obligations, the Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

7.4           Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Collateral Agent and the First Lien Secured Parties and the Second Lien Creditor and the Second Lien Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a)           any lack of validity or enforceability of any First Lien Loan Documents or any Second Lien Loan Documents;

(b)           except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Loan Document or any Second Lien Debt Document;

(c)           except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;

(d)           the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or

(e)           any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Grantor in respect of the First Lien Collateral Agent, the First Lien Obligations, any First Lien Secured Party, the Second Lien Creditor, the Second Lien Obligations or any Second Lien Secured Parties in respect of this Agreement.

Section 8.             Miscellaneous.

8.1           Conflicts. In the event of any conflict between the provisions of this Agreement to the extent relating to Collateral and the provisions of the First Lien Loan Documents or the Second Lien Loan Documents, the provisions of this Agreement shall govern and control.

8.2           Effectiveness; Continuing Nature of this Agreement; Severability; Termination.

(a)           This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Secured Parties may continue, at any time and without notice to the Second Lien Creditor or any Second Lien Secured Parties subject to the applicable Second Lien Loan Documents, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any Grantor constituting First Lien Obligations in reliance hereon. The Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Borrower or any other Grantor shall include the Borrower or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

(b)           This Agreement shall terminate and be of no further force and effect:

(1)           with respect to the First Lien Collateral Agent, the other First Lien Secured Parties and the First Lien Obligations, on the date of Discharge of First Lien Obligations, subject to the rights of the First Lien Secured Parties under Section 6.5; and

(2)           with respect to the Second Lien Creditor, the Second Lien Secured Parties and the Second Lien Obligations, upon the later of (x) the date upon which the obligations under the Second Lien Term Loan Agreement terminate if there are no other Second Lien Obligations outstanding on such date and (y) if there are other Second Lien Obligations outstanding on such date, the date upon which such Second Lien Obligations terminate.

8.3           Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Second Lien Creditor or the First Lien Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Borrower shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are directly affected (which includes, but is not limited to any amendment to the Grantors’ ability to cause additional obligations to constitute First Lien Obligations or Second Lien Obligations as the Borrower may designate).

8.4           Information Concerning Financial Condition of the Borrower and Its Subsidiaries. The First Lien Collateral Agent and the First Lien Secured Parties, on the one hand, and the Second Lien Creditor and the Second Lien Secured Parties, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of the Borrower and its Subsidiaries and all endorsers or guarantors of the First Lien Obligations or the Second Lien Obligations and (ii) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Collateral Agent and the First Lien Secured Parties shall have no duty to advise the Second Lien Creditor or any Second Lien Secured Parties of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Lien Collateral Agent or any of the First Lien Secured Parties, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second Lien Creditor or any Second Lien Secured Parties, it or they shall be under no obligation:

(a)           to make, and the First Lien Collateral Agent and the First Lien Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(b)           to provide any additional information or to provide any such information on any subsequent occasion;

(c)           to undertake any investigation; or

(d)           to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5           Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that the Second Lien Creditor or any Second Lien Secured Party pays over to the First Lien Collateral Agent or the First Lien Secured Parties under the terms of this Agreement, the Second Lien Creditor and the Second Lien Secured Parties shall be subrogated to the rights of the First Lien Collateral Agent and the First Lien Secured Parties; provided, however, that, the Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. The Borrower acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by the Second Lien Creditor or the Second Lien Secured Parties that reduce any of the Second Lien Obligations and that are paid over to the First Lien Collateral Agent or the other First Lien Secured Parties pursuant to this Agreement shall not reduce any of the First Lien Obligations.

8.6           Application of Payments. All payments received by the First Lien Collateral Agent or the First Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations as provided for in the First Lien Loan Documents. The Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, assents to any extension or postponement of the time of payment, subject to Section 5.3, of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7           Jurisdiction; Etc.

(a)           Submission to Jurisdiction. Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the District Court of the State of Colorado sitting in the City and County of Denver and of the United States District Court of the State of Colorado, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Colorado state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement, any First Lien Loan Document or any Second Lien Debt Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement, any First Lien Loan Document or any Second Lien Debt Document in the courts of any jurisdiction.

(b)           Waiver of Venue. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, any First Lien Loan Document or any Second Lien Debt Document in any court referred to in paragraph (a) of this Section 8.7. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)           Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

8.8           Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.8.

8.9           Notices. All notices permitted or required under this Agreement to the Second Lien Secured Parties and the First Lien Secured Parties shall be sent to the Second Lien Creditor and the First Lien Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three (3) Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.10           Further Assurances. The First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties under the First Lien Loan Documents, and the Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties under the Second Lien Loan Documents, and the Borrower agrees that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or the Second Lien Creditor may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.11           APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO.

8.12           Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Secured Parties, the Second Lien Secured Parties, the Grantors and their respective successors and assigns.

8.13           Specific Performance. Each of the First Lien Collateral Agent and the Second Lien Creditor may demand specific performance of this Agreement. The First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties, and the Second Lien Creditor, on behalf of itself and the Second Lien Secured Parties, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Lien Collateral Agent or the First Lien Secured Parties or the Second Lien Creditor or the Second Lien Secured Parties, as the case may be.

8.14           Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

8.15           Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy or .pdf by email shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

8.16           Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.17           No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First Lien Secured Parties and the Second Lien Secured Parties. Nothing in this Agreement shall impair, as between the Borrower and the other Grantors, on the one hand, and the First Lien Collateral Agent and the First Lien Secured Parties, on the other hand, or as between the Borrower and the other Grantors, on the one hand, and the Second Lien Creditor and the Second Lien Secured Parties, on the other hand, the obligations of the Borrower and the other Grantors to pay principal, interest, fees and other amounts as provided in the First Lien Loan Documents and the Second Lien Loan Documents, respectively.

8.18           Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining, insofar as relating to the Collateral, the relative rights of the First Lien Collateral Agent and the First Lien Secured Parties on the one hand and the Second Lien Creditor and the Second Lien Secured Parties on the other hand. None of the Borrower, any other Grantor or any other creditor thereof shall have any rights hereunder and neither the Borrower nor any Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.

8.19           Additional Subsidiary Guarantors. Upon the execution and delivery by any Subsidiary of the Borrower of a First Lien Collateral Document or a Second Lien Collateral Document (or joinder thereto) as a “grantor” or “pledgor” (or the equivalent thereof), such Subsidiary shall automatically and immediately, and without any further action on the part of any Person, (a) become a “Subsidiary Guarantor” and a “Grantor” for all purposes of this Agreement and (b) be deemed to have made the representations and warranties, as applied to and including such new Subsidiary, set forth in this Agreement.

[Remainder of page intentionally left blank - Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

First Lien Collateral Agent:

RMB Resources, Inc.

By:
Name:
Title:

Address for Notices:

Attn: Rick Winters
President
RMB Resources Inc.
3500 S Wadsworth Blvd, Suite 405
Lakewood, Colorado 80235 USA
Facsimile: 303 986 5136

Second Lien Creditor:

Uranium Resources, Inc.

By:
Name:
Title:

Address for Notices:

Uranium Resources Inc.
405 State Highway 121 Bypass,
Building A, Suite 110
Lewisville, Texas 75067
Attn.:
Fax:

Acknowledged and Agreed to by:

Borrower:

Neutron Energy, Inc.

By:
Name:
Title:

Address for Notices:

Neutron Energy Inc.
9000 E. Nichols Avenue
Suite 225
Englewood, Colorado 80112
Attn.:
Fax:

Subsidary Guarantor:

Cibola Resources, LLC

By:
Name:
Title:

Address for Notices:
_____________________
_____________________
_____________________